Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 31, 2012, by and between Navidea Biopharmaceuticals, Inc., a Delaware corporation (“NAVB”), and Alseres Pharmaceuticals, Inc., a Delaware corporation (“ALSE”), each a “Party” and together the “Parties.”

This Agreement is being entered into pursuant to the Sublicense Agreement dated as of the date hereof between NAVB and ALSE.

NAVB and ALSE hereby agree as follows:

1.          Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have meaning set forth in Section 3(m)(iii).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Board” shall have meaning set forth in Section 3(n).

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means NAVB’s Common Stock, par value $.001 per share.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means the shares of Common Stock issuable under Sections 4.1 and 4.2 of the Sublicense Agreement; provided, that, such securities shall cease to be Registrable Securities when such securities may be sold by ALSE pursuant to Rule 144 under the Securities Act (without regard to volume limitations or any other condition of such Rule, including the availability of current public information with respect to NAVB).

“Registration Statement” means the registration statements and any additional registration statements contemplated by Section 2(a) and 2(b), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

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“Sublicense Agreement” means the Sublicense Agreement between NAVB and ALSE of even date herewith.

2.          Resale Registration.

(a)            Promptly following the execution and delivery of this Agreement, NAVB shall prepare and file with the Commission a “resale” Registration Statement providing for the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if NAVB is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder). NAVB shall subject to Section 2(b), use its best commercial efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but not later than ninety (90) days after the execution and delivery of this Agreement, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144 (including any restriction on the availability of current public information with respect to NAVB) as determined by counsel to NAVB pursuant to a written opinion letter, addressed NAVB to such effect (the “Effectiveness Period”).

(b)            Notwithstanding anything to the contrary set forth herein, in the event the Commission does not permit NAVB to register all of the Registrable Securities in the Registration Statement because of the Commission’s application of Rule 415 as evidenced in a comment letter from the Commission with respect to the Registration Statement, NAVB shall register in the Registration Statement such number of Registrable Securities as is permitted by the Commission, and NAVB shall use its best commercial efforts to file subsequent Registration Statements to register the Registrable Securities that were not registered in the initial Registration Statement as promptly as possible, and in a manner permitted by the Commission, and use its best commercial efforts to cause such subsequent Registration Statements to be declared effective. Such subsequent Registration Statement shall be subject to the terms of this Agreement as a Registration Statement under Section 2 hereof.

3.          Registration Procedures.

In connection with NAVB’s registration obligations hereunder, NAVB shall:

(a)            Prepare and file with the Commission, a Registration Statement on Form S-3 (or if NAVB is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder) in accordance with the method or methods of distribution thereof as specified by ALSE (except if otherwise directed by ALSE), and use its best commercial efforts to cause the Registration Statement to become effective and remain effective as provided herein.

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(b)          (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as necessary in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, but in no event later than ten (10) Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide ALSE true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by ALSE thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)          Notify ALSE as promptly as possible (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by ALSE) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies NAVB whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of NAVB contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by NAVB of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)          Use its best commercial efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

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(e)          If requested by ALSE, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as NAVB reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after NAVB has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f)          Furnish to ALSE, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by ALSE (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)          Promptly deliver to ALSE, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as ALSE may reasonably request; and NAVB hereby consents to the use of such Prospectus and each amendment or supplement thereto by ALSE as a selling shareholder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)          Prior to any public offering of Registrable Securities, use its best commercial efforts to register or qualify or cooperate with ALSE in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that NAVB shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject NAVB to any material tax in any such jurisdiction where it is not then so subject.

(i)          Cooperate with ALSE to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends (provided that the issuance of such unlegended certificates is in compliance with applicable securities laws), and to enable such Registrable Securities to be in such denominations and registered in such names as ALSE may request in writing at least two (2) Business Days prior to any sale of Registrable Securities.

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(j)          Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)          Use its best commercial efforts to cause all Registrable Securities relating to the Registration Statement to be listed, traded or quoted, as the case may be, on the NYSE MKT or any other securities exchange, quotation system or market, if any, on which similar securities issued by NAVB are then listed, traded or quoted, at the time such Registrable Securities are issued.

(l)          (i) NAVB may require ALSE to furnish to NAVB in writing information regarding ALSE, the Registrable Securities held by ALSE and the intended manner of distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and NAVB shall be excused from filing such Registration Statement if ALSE unreasonably fails to furnish such information within a reasonable time after receiving such request.

(ii) ALSE covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from NAVB that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c), and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

(iii) ALSE agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the NAVB of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi) or 3(m), ALSE will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until ALSE’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by NAVB that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(m)          If (i) there is material non-public information regarding NAVB which NAVB’s Board of Directors (the “Board”) reasonably determines not to be in NAVB’s best interest to disclose and which NAVB is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to NAVB which the Board reasonably determines not to be in NAVB’s best interest to disclose, then NAVB may (x) postpone or suspend filing of a Registration Statement for a period not to exceed sixty (60) consecutive days or (y) postpone or suspend effectiveness of a Registration Statement for a period not to exceed sixty (60) consecutive days; provided that NAVB may not postpone or suspend effectiveness or filing of a Registration Statement under this Section 3(n) for more than ninety (90) days in the aggregate during any three hundred sixty-five (365) day period.

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4.          Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by NAVB, except as and to the extent specified in this Section 4, shall be borne by NAVB whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the NYSE MKT and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filing fees required to be paid to the Financial Industry Regulatory Authority (“FINRA”), and (C) in compliance with state securities or Blue Sky laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) fees and disbursements of counsel for NAVB, and (iv) fees and expenses of all other Persons retained by NAVB in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, NAVB’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). NAVB shall not be required to pay underwriters’ fees, discounts or commissions relating to Registrable Securities or fees of legal counsel of any ALSE. Each Party shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement.

5.           Indemnification.

(a)          Indemnification by NAVB. NAVB shall indemnify and hold harmless ALSE, its officers, directors, agents, and employees, each Person who controls ALSE (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent that such Loss arises out of or is based upon (i) an untrue or alleged untrue statement or omission or alleged omission made in the Registration Statement or any Prospectus in reliance upon and in conformity with written information furnished to NAVB by or on behalf of ALSE, or (ii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to ALSE at least three business days prior to the pertinent sale or sales by ALSE.

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(b)          Indemnification by ALSE. ALSE shall indemnify and hold harmless NAVB, its directors, officers, agents and employees, each Person who controls NAVB (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, that such untrue statement or omission is contained in any information so furnished by ALSE NAVB specifically for inclusion in the Registration Statement or such Prospectus.

(c)          Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

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All fees and expenses reasonably incurred by the Indemnified Party in connection with such Proceeding (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)          Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Registrable Securities. If the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a Party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such Party in connection with any Proceeding to the extent such Party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such Party in accordance with its terms.

The Parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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6.          Lock Up Agreement. In consideration of NAVB agreeing to its obligations under this Agreement, ALSE agrees in connection with any registration of NAVB securities (whether or not ALSE is participating in such registration) upon the request of NAVB and the underwriters managing any underwritten offering of NAVB’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of NAVB or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as the Company and the underwriters may specify, provided all executive officers and directors of NAVB are bound by a comparable obligation. The underwriters in connection with such registration are intended third party beneficiaries of this Section 6 and shall have the right, power, and authority to enforce the provisions hereof as though they were a Party hereto.

7.          Miscellaneous.

(a)          Remedies. In the event of a breach a Party of any of its obligations under this Agreement, the other Party, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each Party agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)          Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by duly authorized officer of each of NAVB and ALSE.

(c)          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective as provided in Section 10.5 of the Sublicense Agreement

(d)          Successors and Assigns. Neither Party may assign this Agreement or its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns.

(e)          Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

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(f)          Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the Party causing this Agreement to be drafted. NAVB and ALSE agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. NAVB and ALSE irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. NAVB and ALSE consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7(f) shall affect or limit any right to serve process in any other manner permitted by law. NAVB and ALSE hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

(g)          Waiver of Jury Trial. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(h)          Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(i)          Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j)           No Third Party Beneficiaries. No person or entity other than ALSE, NAVB and their respective Affiliates and permitted assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

(m)          Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

NAVIDEA BIOPHARMACEUTICALS, INC.

By:	/s/ Brent L. Larson
	Name:	Brent L. Larson
	Title:	Senior Vice President and Chief Financial Officer

alseres pharmaceuticals, inc.

By:	/s/ Kenneth Rice
Name:
	Title:	Executive Vice President and Chief Financial Officer

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